Exhibit 10.4
LAURUS MASTER FUND, LTD.
c/o Laurus Capital Management, LLC
335 Madison Avenue, 10th Floor
New York, New York 10017

November 30, 2007

New Century Energy Corp.
5851 San Felipe, Suite 775
Houston, TX 770
Attention:  President

Re:  Consent to Valens Securities Purchase Agreement and Granting of Liens

Ladies and Gentlemen:

Reference is made to (a) the Securities Purchase Agreement dated as of June 30, 2005 by and between New Century Energy Corp. (the “Company”) and Laurus Master Fund, Ltd. (“Laurus”) (as amended, restated, modified and/or supplemented from time to time, the “June 2005 Laurus SPA”or a “Laurus SPA”); (b) the Securities Purchase Agreement dated as of September 19, 2005 by and between the Company and Laurus (as amended, restated, modified and/or supplemented from time to time, the “September 2005 Laurus SPA” or a “Laurus SPA”); and (c) the Securities Purchase Agreement dated as of December 28, 2006 by and between the Company and Laurus (as amended, restated, modified and/or supplemented from time to time, the “December 2006 Laurus SPA” or a “Laurus SPA,” and collectively with the June 2005 Laurus SPA and the September 2005 Laurus SPA, the “Laurus SPAs”).  Reference is further made to the fact that pursuant to one or more instruments of assignment, Laurus assigned a portion of its interest in the Laurus SPAs, the Related Agreements (as defined in the Laurus SPAs) and in the collateral security therefor to Valens U.S. SPV I, LLC (“Valens U.S.”), PSource Structured Debt Limited (“PSource”), Promethean Industries, Inc. (“Promethean”) and Valens Offshore SPV I, Ltd. (“Valens Offshore Ltd.,” and collectively with Valens U.S., PSource and Promethean, the “Laurus Assignees”).

The Company has requested that Laurus and the Laurus Assignees consent to the Company (a) entering into (i) that certain Securities Purchase Agreement dated as of the date hereof (as amended, restated, modified and/or supplemented from time to time, the “Valens SPA”) with LV Administrative Services, Inc., as agent (“Agent”), Valens U.S. and Valens Offshore SPV II, Corp. (“Valens Offshore Corp.”), (ii) those certain Secured Term Notes each dated as of the date hereof, one in favor of Valens U.S., in the original principal amount of $2,300,000 and one in favor of Valens Offshore Corp.  in the original principal amount of $3,000,000 (as amended, restated, modified and/or supplemented from time to time, collectively, the “Valens Notes”) and (iii) the other Related Agreements (as defined in the Valens SPA, the “Valens Related Agreements,” and together with the Valens SPA and the Valens Notes, the “Valens Agreements”), and (b) the granting of liens on and security interests in the assets of the Company in favor the Agent, notwithstanding certain provisions in the Laurus SPAs and certain of the Related Agreements (as defined in the Laurus SPAs) prohibiting such indebtedness and liens, and Laurus and the Laurus Assignees have agreed to grant such consents (subject to the terms hereof) on the condition that the Company enter into this letter agreement.

In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to, and acknowledges, the following:

1.      The occurrence of an Event of Default under and as defined in the Valens Notes or under and as defined in any other Valens Agreement shall constitute an Event of Default under each Laurus SPA and each Related Agreement (as defined in each Laurus SPA).

2.      As security for the due and punctual payment of the Obligations (as defined in each Laurus SPA and the Related Agreements), the Company hereby pledges, hypothecates, assigns, transfers, sets over and delivers Agent for the benefit of Laurus and each of the Laurus Assignees and grants to the Agent for the benefit of Laurus and each of the Laurus Assignees a security interest in all deposit accounts and Restricted Accounts (as such terms are defined in each Laurus SPA and the Related Agreement), now owned or hereafter acquired by it.

3.      From and after the execution and delivery hereof by the parties hereto, this letter shall constitute a Related Agreement for all purposes of the Laurus SPAs and the Related Agreements (as defined in each Laurus SPA).

Except as specifically set forth herein, the Laurus SPAs and the other Related Agreements (as defined in each Laurus SPA) (collectively, the “Laurus Agreements”) shall remain in full force and effect, and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of Laurus or the Laurus Assignees, nor constitute a waiver of any provision of any of the Laurus Agreements, except to the extent expressly provided for herein.  This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Very truly yours,

LAURUS MASTER FUND, LTD.

By:	LAURUS CAPITAL MANAGEMENT, LLC, as Investment Manager

                    By: /s/ Patrick Regan
            Name: Patrick Regan
            Title: Authorized Signatory

VALENS U.S. SPV I, LLC

By:	VALENS CAPITAL MANAGEMENT, LLC, its investment manager

By: /s/ Patrick Regan
Name: Patrick Regan
Title:  Authorized Signatory

VALENS OFFSHORE SPV I, LTD.

By: VALENS CAPITAL MANAGEMENT, LLC, its investment manager

By: /s/ Patrick Regan
Name: Patrick Regan
Title:  Authorized Signatory

PSOURCE STRUCTURED DEBT LIMITED

By: LAURUS CAPITAL MANAGEMENT, LLC, its investment manager

By: /s/ Patrick Regan
Name: Patrick Regan
Title:  Authorized Signatory

                                                                                                PROMETHEAN INDUSTRIES, INC.

By: LAURUS CAPITAL MANAGEMENT, LLC, its investment manager

By: /s/ Patrick Regan
Name: Patrick Regan
Title:  Authorized Signatory

CONSENTED AND AGREED TO THIS 30TH DAY OF NOVEMBER, 2007:

NEW CENTURY ENERGY CORP. By: /s/ Edward R. DeStefano Name: Edward R. DeStefano Title: President and Chief Executive Officer

REAFFIRMATION

The undersigned hereby acknowledges and consents to the terms and conditions of the foregoing letter agreement and confirms and agrees that each Laurus Agreement to which it is a party remains in full force and effect in accordance with its terms and is hereby reaffirmed and ratified by the undersigned, and the undersigned hereby confirms that the representations and warranties contained in each Laurus Agreement to which it is a party are (before and after giving effect to this letter agreement) true and correct.

GULF COAST OIL CORPORATION By: /s/ Edward R. DeStefano Name: Edward R. DeStefano Title: Presiden	CENTURY RESOURCES, INC. By: /s/ Edward R. DeStefano Name: Edward R. DeStefano Title: President